Execution Version EXECUTIVE DIRECTOR SERVICE AGREEMENT between Spark Networks SE Kohlfurter Straße 41/43 10999 Berlin represented by its Administrative Board, represented by the chairman of the Administrative Board, Mr. David Khalil, hereinafter: “Company” and Eric Eichmann 137 Cooper Av, Montclair, NJ 07043, USA hereinafter: “Executive Director” (Geschäftsführender Direktor) PREAMBLE: By resolution of November 15, 2019 the Company’s Administrative Board has appointed Eric Eichmann as Executive Director and CEO of the Company with effect as of November 18, 2019. This service agreement sets forth the terms and condition of Eric Eichmann’s services as Executive Director of the Company: § 1 POSITION/PLACE OF WORK (1) The Executive Director is, together with additional executive directors, an executive director and the CEO of the Company. (2) The Executive Director’s place of service is at the Company’s registered place of business, currently located in Berlin. The Executive Director is allowed to work partly from New Jersey, USA, while management decisions with regard to the Company shall be taken in Berlin. § 2 MANAGEMENT/REPRESENTATION Exhibit 10.1

(1) The Executive Director shall manage the Company’s business with the due care and diligence of a prudent businessman and in accordance with this Agreement, the lawful instructions issued by the Administrative Board, and in observance of the statutory provisions and the approval requirements, respectively, established by the Company’s most current version of the articles of association and the rules for procedures for the Executive Directors as well as any other Company’s guidelines, including the code of conduct. (2) Without impacting its right to issue instructions, the Administrative Board may issue reasonable rules of procedure for the management that distinguish the duties and responsibilities of several executive directors from one another. The Executive Director shall comply with the provisions of such rules of procedure as adopted from time to time when managing the Company’s business as well as in representing the Company. (3) The Executive Director shall represent the Company together with another executive director or together with an executive officer vested with power of commercial representation under German law (Prokurist). The Company may appoint additional executive directors. The Company may determine the power of representation at its own discretion and amend the same at any time. (4) The content and scope of the Executive Director’s power of representation and authority to sign are determined by the Administrative Board. (5) The Executive Director shall carry out the Company’s employer’s rights and obligations under labor and social insurance law. (6) The Executive Director can be appointed as the representative of businesses associated with the Company (“Associated Companies”) within the meaning of Sec. 15 AktG (German Stock Corporation Act). Except as set forth in the Employment Agreement dated as of the date hereof between Executive Director, the Company and Spark Networks, Inc. (the “US-Contract”) the Executive Director shall not receive any additional compensation for such services. The Executive Director shall at any time upon the Company’s request, and unsolicited, at the latest upon expiration of this Agreement resign from all of the aforementioned offices. § 3 DURATION OF THE AGREEMENT (1) The Executive Director’s service agreement shall enter into full force and effect as of November 18, 2019, and run for a fixed term of four years and six months. It can be terminated before such expiry date by either party honoring (a) a six months’ notice period if the termination occurs within twelve months following Executive Director’s commencement of employment with the Company, or (b) a 75 day notice period if the termination occurs more than twelve months following Executive Director’s commencement of employment with the Company, unless in case of a termination for important reason. Executive Director shall be entitled to receive his regular remuneration and benefits for the full notice period, regardless of whether all or a part of the notice period is waived by the Company (for the avoidance of doubt, such payments and benefits shall not offset any Severance payable to Executive Director under the US- Contract). This Agreement shall end, without dismissal being necessary, at the end of the month in which the Executive Director reaches the age of retirement of the statutory pension fund (which shall be treated as a termination by the Company and Spark Networks, Inc. without Cause under the US-Contract), or if a complete reduction in his earning capacity is determined. (2) Notice of termination shall be in writing.

(3) The appointment as Executive Director may be revoked at any time by resolution of the Company’s Administrative Board. (4) If the agreement of the Executive Director with Spark Networks, Inc. is terminated or if the appointment as Executive Director is revoked by way of an Administrative Board’ resolution, notification of the termination or notice of the revocation to the Executive Director by the Company shall simultaneously be considered to be termination of this Agreement, effective as of the next possible date. If the termination of the agreement with Spark Networks, Inc. or the revocation is due to grounds that do not constitute cause for termination in accordance with Sec. 626 BGB (German Civil Code), this Service Agreement shall end upon the expiration of the notice period as stipulated under Sec. 3 (1) of this agreement. (5) Upon receipt of termination notice or in the event that the Executive Director is suspended or his term of office ends, the Company is entitled to release the Executive Director from his duties, insofar as the Company’s interests outweigh the Executive Director’s interest in continued service. Upon such release, all vacation claims shall be deemed as having been taken. § 4 REMUNERATION (1) As remuneration for his services, the Executive Director shall receive a fixed gross annual salary in the amount of USD 100,000.00 (in words: USD one hundred thousand). The agreed fixed gross annual salary is due and payable in 12 equal installments at the end of each calendar month, less taxes and social contributions. If the Executive Director begins or ends his job during the calendar year and the contractual year is thus shorter than the calendar year, the fixed gross annual salary shall be due on a pro-rata basis. (2) The Company anticipates adopting a Virtual Stock Option Plan (VSOP) and/or a similar stock-option program in accordance with applicable law on or before January 31, 2020. The Executive Director shall be entitled to participate in any such VSOP and/or stock- option program. In the event the Company has not implemented such a plan or program in which the Executive Director is a participant by January 31, 2020 for any reason, the Company shall pay the Executive Director a one-time lump sum cash compensation in the amount of USD $1.5 million on the Company’s next regular pay date following such date. (3) This remuneration set forth in this Agreement and the remuneration received under the US-Contract compensates any work performed by the Executive Director. No separate remuneration will be paid for extra work, overtime, or work on Sundays or statutory holidays. § 5 FRINGE BENEFITS AND INSURANCE (1) The Company shall pay the employer's social security contributions and any mandatory health insurance contributions if the Executive Director should be subject to German statutory social insurance contributions. (2) The Company shall include the Executive Director in its financial loss liability insurance (D&O insurance) so that the Executive Director is insured in the event of a claim by a third party or by the Company for breaches of duty committed during the performance of his duties to the Company, Spark Networks, Inc., and any other Associated Companies upon terms and conditions no less favorable than for other senior executives of the Company. The Company shall be entitled to change the respective financial loss liability insurance even without the consent of the Executive Director provided that any such change applies generally to all senior executives of the Company and Spark Networks, Inc. The parties agree on a deductible of 10% of the damage, limited to one and a half times the amount of the annual gross salary pursuant to Sec. 4 and the sum of Annual Base Salary and the Annual Bonus under the US-Contract (as such terms are defined in the US-Contract). (3) The Company shall take out an accident insurance policy for the benefit of the Executive Director or his surviving dependents with an insured sum of EUR 900,000 in the event of death and EUR 1,800,000 in the event of disability. Cover is provided for accidents of any kind, regardless of whether the accident occurred within a professional or a private context. The insurance shall be effective as of the date Executive Director commences employment with the Company (or as soon as administratively possible thereafter) and expire upon termination of this Service Agreement. (4) Entitlements to a retirement, invalidity, or survivor’s pension financed by the Company shall not result from this Service Agreement. In order to substantiate such claims, a separate written agreement must be concluded. § 6 VACATION (1) The Executive Director is entitled to annual vacation leave of 27 working days per calendar year. ‘Working days’ refers to all calendar days which at the location of employment are neither Saturdays, Sundays, nor statutory holidays. Should this Agreement begin or end during the year, the Executive Director is entitled to prorated vacation time. The vacation leave shall be scheduled taking into consideration the Company’s interests in agreement with the other Executive Directors. If the Executive Director is taking vacation days under his US-Contract, this shall at the same time constitute a vacation day under this Agreement. (2) The entire annual vacation leave shall, as a rule, be taken during the current calendar year. Vacation leave may be carried forward to the following calendar year only if justified either for urgent operational reasons or for personal reasons of the Executive Director. (3) The Executive Director shall ensure that he remains reachable on reasonably short notice even while on vacation. § 7 CONTINUED PAYMENT OF RENUMERATION IN CASE OF ILLESS OR DEATH (1) In the event of illness or any other hindrance occurring through no fault of his own that prevents him from executing his job during his service, the Executive Director shall be entitled to continued payment of his pro-rata remuneration pursuant to Sec. 4 (1) of this Agreement for a duration of up to six months; at the longest, however, until expiration of this Agreement. The Executive Director must allow these payments to be set off against any sick pay, daily benefits or pension payments he receives from health insurance or other insurances to the extent that these payments are not based exclusively on his contributions, unless otherwise provided under such other programs. The Executive Director shall notify the Company without undue delay and comprehensively of all payments of this sort. (2) The Executive Director shall inform the Company immediately of any inability to work and its expected duration and shall provide the reasons for such inability upon the Company’s request. The Executive Director shall without request provide the Company with a medical certificate at the latest on the third calendar day of his illness, confirming his inability to work and its probable duration. The notification shall be made to another executive director or, if there is no other executive director, to the chairman of the Administrative Board. (3) In the event of the Executive Director’s death during the term of this Agreement, the pro- rata remuneration must continue to be paid pursuant to Sec. 4 (1) of this Agreement for the month of death and the two subsequent months to the Executive Director’s spouse, alternatively to the Executive Director’s dependent children (the latter as the owner of joint rights); at the longest, however, until the expiration of this Agreement. With the payment to the bank account designated by the Executive Director for remuneration payments, the Company shall be released from its payment obligation. § 8 REIMBURSEMENT OF EXPENSES For business entertainment of business partners and on business trips, the Executive Director is entitled to reimbursement of his reasonable expenses, if the Executive Director has incurred such expenses in the interest of the Company. Should the expenses spent exceed the permissible lump-sum allowance according to tax provisions, the Executive Director must show proof of these expenses in detail by submitting proper receipts and invoices. In addition, the respective most current guidelines of the Company on travel and other expenses shall apply, which are, in this respect, an integral part of this Agreement. Any reimbursement can only occur once, either under this Service Agreement or under the US- Contract. § 9 BUSINESS TRAVEL The Company shall reimburse travel expenses on the basis of receipts in accordance with the applicable tax directives and the Company guidelines. In the case that the Executive Director travels by train, the 1st class fare will be reimbursed; when traveling by plane, economy class tickets will be reimbursed; or, if the flight duration is more than 5.5 hours, business class tickets will be reimbursed. The Company will reimburse the Executive Director for reasonable costs of his regular trips from New York, USA to Berlin, including airfare, ground transportation, meals and accommodation. Any reimbursement can only occur once, either under this Service Agreement or under the US-Contract. § 10 LENGTH OF SERVICE IN THE COMPANY/NON-COMPETITION CLAUSE/SIDE ACTIVITIES (1) The Executive Director shall devote all of his working time to the Company and promote the interests of the Company to the best of his ability. If the common good of the Company requires, the Executive Director shall be available to the Company after normal business hours and, if necessary in safeguarding its interests, on Sundays and statutory holidays as well. (2) For the duration of this Agreement the Executive Director undertakes not to assume a competing position, either independently or dependently, as an employee or as an entrepreneur or in any other manner; either directly or indirectly through investment; to become active in any way for a company that directly competes with the Company; or to work for an Associated Company without the prior consent of the Administrative Board. (3) Any paid employment or customarily paid activity, any investments in businesses, as well as any membership on supervisory or advisory boards of other companies or other institutions, requires the prior written notification of the Company by the Executive Director and shall be subject to prior explicit written consent from the Administrative Board. For business reasons, in particular if the Executive Director’s job is suffering any material adverse effects, any such consent may be revoked at any time. In performing any side activities, the Executive Director shall exercise a strict duty of loyalty vis-à-vis the Company and Associated Companies, and in the course of carrying out these side activities shall not negatively impact the business interests or any other interests of the Company. The customary acquisition of securities for purposes of personal asset management shall be excluded from the duty to obtain consent. § 11 POST-CONTRACTUAL NON-COMPETE COVENANT (1) The Executive Director shall be prohibited, for a period of one year after the end of this Agreement, from working in any form – be it as an employee, or on a self-employed or any other basis – for an undertaking that competes directly or indirectly with the Company or which is affiliated with a competing undertaking. The Executive Director shall likewise be prohibited from setting up, acquiring or holding a direct or indirect interest in such an undertaking during this period. This non-competition covenant shall also apply in favor of undertakings affiliated with the Company. Acquiring up to 5% interests in a company is not subject of this non-competition covenant. The post- contractual non-compete covenant does not apply to subordinated, basic activities of the Executive Director for a competing undertaking without a connection to the Executive Director’s activity as Executive Director for the Company. Advisory activities are, regardless of their temporal scope or economic output, no subordinated, basic activities in this sense. (2) The non-compete covenant shall cover all countries in which the Company or an Affiliated Company is active at the time of the Executive Director’s departure from the Company. (3) During the term of the non-compete covenant, the Executive Director shall receive compensation in the amount of 50% of the total fixed remuneration most recently received by him under Sec. 4 (1) of this Agreement. The Executive Director shall not receive any compensation during the term of the non-compete covenant to the extent he receives a Severance according to Section 4 (b) of the US-Contract. (4) The Company shall be entitled to waive this non-compete covenant by written declaration at any time, including after the employment, with the effect that the Executive Director is released of the obligations immediately. (5) Should the employment with the Executive Director be terminated by the Company without notice due to a material and intentional breach of contract, the claim to compensation pursuant to paragraph 3 shall lapse. (6) The post-contractual non-compete covenant shall not apply if the Executive Director has reached the statutory retirement age (Regelaltersgrenze) designated by the statutory pension scheme on his departure from the Company. (7) For each action resulting in the culpable breach of the non-competition or non-solicit covenant, the Executive Director shall pay a contractual penalty equal to the gross monthly salary most recently received by him. Should the breach consist of participating in the capital of a competing undertaking or entering into a contract for the performance of a continuing obligation (e.g. an employment, service, commercial agency or consultancy contract), the contractual penalty shall be imposed anew for each full or partial month in which the capital participation or the contract for the performance of a continuing obligation exists (ongoing breach). Multiple breaches shall each trigger a separate contractual penalty, possibly also more than once within one month. However, if individual breaches occur within the scope of an ongoing breach, they shall be covered by the contractual penalty owed for the ongoing breach. Where several contractual penalties are imposed, the total amount of the penalties to be paid shall be limited to six times the gross monthly salary most recently received by the Executive Director. The Company reserves the right to assert damages over and above the contractual penalty imposed, as well as to assert all other statutory claims and legal consequences arising from a breach (e.g. cease and desist claims, forfeiture of the claim to compensation for non-competition for the duration of the breach, etc.). (8) Insofar as the aforesaid provisions do not stipulate otherwise, sections 74 et seq. German Commercial Code (Handelsgesetzbuch – HGB), with the exception of Sec. 75 para 2 HGB, this shall in particular apply to the reduction of contractual provisions to what is legally permissible pursuant to Sec. 74a HGB. § 12 NON-DISCLOSURE AGREEMENT/RETURN OF COMPANY PROPERTY AND DOCUMENTS/INVENTIONS (1) For the duration of this Agreement and after expiration thereof, the Executive Director shall be obligated to maintain the utmost secrecy with regard to all confidential information on the business or on special matters of the Company and furthermore not to exploit this information for his own or third party use. This non-disclosure obligation refers in particular to the strategic plans of the Company and Associated Companies as well as to executed and scheduled transactions of the Company and Associated Companies; to all information on products and product developments and product planning, on price structuring, customer relationships and supplier contacts, other contractual relationships, agreements, marketing strategies, on plans or analyses of market potential and investment possibilities; and to information on sales, profits, productivity, financing, fundraising plans or fundraising activities, and personnel and personnel planning of the Company and its Associated Companies. (2) At any time upon the Company’s request, and unsolicited, at the latest upon expiration of this Agreement, the Executive Director shall return to the Company all objects in his possession that are the property of the Company or of Associated Companies, or which were provided to him by the Company or Associated Companies, in particular also those files and other documents concerning the business operations of the Company or Associated Companies, as well as copies thereof or electronically stored media that contain the contents of such documents, as well as any copies thereof. This obligation to return the aforementioned objects shall apply especially to any object that may have been entrusted to the Executive Director, such as a laptop, blackberry telephone, or mobile telephone, even insofar as their use was permitted for private purposes. (3) The Company shall be exclusively entitled to inventions made by the Executive Director during the term of this Service Agreement. This shall also apply to technical and organizational suggestions for improvement that result directly or indirectly from the Executive Director’s tasks, or are related to them. The Executive Director shall be obligated to notify the Company, or a person designated by it, in writing of any inventions and suggestions for improvement without delay, and to assist the Company in obtaining patent protection and other intellectual property rights. The Executive director shall not have a claim to separate remuneration for inventions and suggestions for improvement. Compensation for the Executive Director’s performance shall be covered by the remuneration agreed upon in this Agreement. (4) Additionally, the regulations set forth in Exhibit A on Intellectual Property Rights and Confidential Information constitute an integral part of this Service Agreement and shall prevail in case of doubt. § 13 PRIVATE USE (1) The Company’s IT equipment (computers and devices), tele-communications equipment (telephones, telefax), and photocopying machines are reserved for business purposes, however, may be used by the Executive Director for private purposes to a limited extent. (2) The obligation to use the IT service exclusively for business purposes applies, however, to the use of e-mail and Internet. Should the Employee nevertheless receive e-mails with private content, these must be deleted immediately and completely. § 14 FORFEITURE OF CLAIMS (1) All claims arising from and related to the employment relationship shall be forfeited if not asserted vis-à-vis the respective other party in text form within six months after their due date. This does not include claims resulting from injury to life, body, or health, as well as claims resulting from breaches of contract. (2) If the opposing party objects to the claim or if he does not answer within four weeks after the claim has been made pursuant to para. (1), the claims shall be forfeited unless they are asserted in court within six months of the objection, or after the abovementioned answer period has run out. § 15 FINAL PROVISIONS (1) No arrangements have been concluded outside of this Agreement and the US-Contract. (2) Modifications or addenda to this Agreement must be made in writing to be valid, and shall be subject to the explicit approval of the Administrative Board. The same shall apply for the cancellation of this written form clause. (3) The assertion of claims solely based on documentary evidence (“Urkundsverfahren”) shall be excluded. (4) Should individual provisions of this Agreement be or become invalid, this shall not affect the validity of the remaining provisions in case of doubt. To replace the invalid provision or to fill any potential gap, an appropriate provision must be agreed upon that comes closest to fulfilling the commercial purpose intended by the contractual parties, or the provision that corresponds to what would have been agreed upon in accordance with the whole purpose of this Agreement, had the matter been deliberated at the outset. (5) The laws of the Federal Republic of Germany shall apply to all disputes regarding the validity of this Agreement as well as to claims arising from and in connection with this agreement.

Exhibit A to the Executive Director Service Agreement on Intellectual Property Rights and Confidential Information sf-4133995 This Exhibit A forms an integral part of the Managing Director Service Contract (hereinafter, the “Service Agreement”) entered into by Spark Networks SE (“Company”) and Mr. Eric Eichmann (“Executive Director”). § 1 DEFINITIONS. In this Exhibit A, the following terms shall have the meaning assigned to it herein: “Affiliates” mean affiliated companies within the meaning of Section 15 German Stock Corporation Act (Aktiengesetz). “Company Confidential Information” means (i) all data, know-how, creations, inventions, Trade Secrets, as well as any other information relating to the business of the Company or its Affiliates (regardless of whether such information is marked “protected” or “confidential”) that is disclosed or otherwise made accessible to Executive Director by the Company, by one of its Affiliates, or by a third party, or to which he otherwise has access, and (ii) information that Executive Director creates alone or together with others within the scope of the Service Agreement, both, (i) and (ii), including information relating to turnover, customers, marketing strategies, current or future products, services, trademarks, Internet domains, business plans, financial and personnel matters, or relating to technical matters such as source codes or object codes, data, programs, processes or designs; whereby Company Confidential Information does not include information which (1) prior to its disclosure by the Company, by one of its Affiliates, or by a third party, or prior to its creation by Executive Director, was, or later became, publicly known without Executive Director or a third party having violated a confidentiality obligation, (2) was known to Executive Director prior to its disclosure by the Company, by one of its Affiliates, or by a third party, (3) was developed by Executive Director apart from its contractual relationship with the Company and without violating this Exhibit A, or (4) was received by Executive Director from a third party without that third party having been obligated to keep such information confidential. “Company Intellectual Property” means Intellectual Property that is conceived, created, developed or learned by Executive Director either alone or jointly with others, during the term of the Service Agreement and (i) within the scope of the Service Agreement, or (ii) largely based upon the experiences or workings of the Company’s operations, and which does not qualify as Unrelated Intellectual Property. “Intellectual Property” means any discoveries, inventions, technical developments, patents and utility models, trade secrets, know-how, trademarks and design rights, and all applications thereof, works of authorship, including software in form of object and source code, as well as any exploitation rights (Nutzungs- und Verwertungsrechte) associated there with, and any other form of intellectual property which may now or in the future exist. “Moral Rights” means (i) the right to decide whether and how a copyrighted work is to be published, (ii) the right to access one’s own copyrighted work, (iii) the right to be named as the author of a copyrighted work, (iv) the right to take action against distortions of one’s own copyrighted work, as well as all other recognized rights of this kind. The term “Moral Rights” excludes the right to be named as an inventor of a patentable invention. “Previous Intellectual Property” means any Intellectual Property conceived, created, developed or learned by Executive Director either alone or jointly with others prior to the effective date of the Service Agreement.

2 sf-4133995 “Trade Secrets” means any and all confidential and protected information that actually has, or might possibly have, independent economic value because it is not generally known and therefore also not known to such persons who could achieve an economic profit from its disclosure or use, and concerning which the owner takes measures to maintain confidentiality to an appropriate extent. “Unrelated Intellectual Property” means Intellectual Property reduced to practice, conceived, created, developed or learned by Executive Director either alone or jointly with others during the term of the Service Agreement but without the use of technologies, professional knowledge, data, Trade Secrets, or operating capital of the Company or otherwise outside the scope of the Service Agreement. § 2 COMPANY CONFIDENTIAL INFORMATION. (1) During the term of the Service Agreement, Executive Director will treat Company Confidential Information as strictly confidential and not disclose it to third parties or make it publicly accessible, unless required by law or based on a court order, or unless this occurs based on the express instructions of the Company, either in writing or by email. (2) Executive Director acknowledges that Company Confidential Information is the sole property of the Company and that it may only be used within the scope of Executive Director’s work at the Company and only for the specific purpose for which it was entrusted to him. Company Confidential Information may be made accessible to other Employees of the Company only on a “need to know” basis. (3) Executive Director acknowledges that the obligations under § 2 (1) and (2) – to the extent legally permissible – continue to apply after termination of the Service Agreement, particularly with respect to Trade Secrets which are of central importance for the Company. (4) Executive Director will carefully document all Company Confidential Information he creates either alone or together with third parties, and bring it to the notice of the Company without delay. He will handle carefully all Company Confidential Information with which he is entrusted, and adequately ensure that it is not inadvertently disclosed by him. (5) Executive Director will not transport Company Confidential Information out of the business premises of the Company or download such information from Company's IT systems without the consent of the Company. Executive Director acknowledges that all records of Company Confidential Information have to be made available to the Company at all times and must be surrendered to the Company by him upon the Company’s request. After termination of the Service Agreement, Executive Director will not retain any physical or electronic copies of Company Confidential Information. (6) In performance of his obligations under the Service Agreement, Executive Director will not use or disclose any confidential information or Trade Secrets of former employers or other third parties without the prior consent of the respective former employer or other authorized third party, nor will he bring such information into the business premises of the Company or introduce such information into IT systems of the Company. § 3 COMPANY INTELLECTUAL PROPERTY. (1) Executive Director is obligated to inform the Company without delay about all Company Intellectual Property.

3 sf-4133995 (2) Executive Director hereby irrevocably assigns to the Company in advance all of his rights to the Company Intellectual Property to the extent that they are assignable under applicable law. The Company accepts the assignment of the rights. (3) To the extent that an assignment of rights pursuant to § 3 (2) is not permissible under applicable law, in particular with regard to such Intellectual Property which is protected by the German Copyright Act (Urhebergesetz), Executive Director hereby grants the Company an irrevocable, worldwide, exclusive, transferable, sub-licensable (through multiple tiers), fully-paid up, royalty- free and unlimited right to use and exploit the rights in the Company Intellectual Property, including the rights in the original and the unlimited right to create derivative works or otherwise change, modify or translate the work without any further consent, and including the right to reproduce, distribute, make publicly available or otherwise use the Company Intellectual Property or parts thereof, in any medium in analog or digital form or in any mode of exploitation – known or unknown at the time of signing the Service Agreement – for any purpose whatsoever. To exercise all or part of the rights under this provision, no further consent by the Executive Director is required. Executive Director's rights under Section 31a of the German Copyright Act (Urhebergesetz) remain unaffected. The Company is under no obligation to register or exploit the rights of use. The Company accepts the granting of the license. (4) The right of revocation due to non-exercise (Section 41 of the German Copyright Act (Urhebergesetz)) shall be excluded, (i) insofar as the revocation affects the interests of the Company, in its entirety, and (ii) otherwise, if applicable, for a period of two (2) years commencing with the granting of the right to the respective copyrighted work or, if the work result is delivered later, with delivery of the copyrighted work. A revocation due to non-exercise can only be declared after Executive Director provides the Company with written notice of an additional grace period of two (2) years, requesting in detail the types of use. (5) Executive Director hereby waives, to the extent permissible by law, his Moral Rights to the Company Intellectual Property vis-à-vis the Company. For clarity, this does not preclude Executive Director’s right to be named as the inventor if a work result is applied for as a patent or utility model. (6) In the event of termination of the Service Agreement, Company Intellectual Property shall remain with the Company for further exclusive, worldwide, unlimited and unrestricted use and exploitation in accordance with § 3 (1) to (5), irrespective of the termination event. A right of access to the Company Intellectual Property in favor of Executive Director is expressly excluded. § 4 UNRELATED INTELLECTUAL PROPERTY; PREVIOUS INTELLECTUAL PROPERTY. (1) With regard to any Unrelated Intellectual Property that pertains to the business purpose of the Company, Executive Director undertakes to inform the Company in writing (e-mail shall suffice) of the accrual of such Unrelated Intellectual Property and to offer the Company a non-exclusive and unrestricted right of use which otherwise, in terms of content and scope, shall correspond to the license grant under § 3 (3) to (6), for reasonable remuneration. (2) Executive Director shall not, without the prior written consent of the Company, incorporate Unrelated Intellectual Property or Previous Intellectual Property into any of Company's products or services. If Executive Director, contrary to his aforementioned obligation, incorporates or has incorporated any Unrelated Intellectual Property or any Previous Intellectual Property into products or services of the Company without the prior written consent of the Company and unless otherwise agreed in writing by the parties, he hereby grants to the Company and the Company accepts a right

4 sf-4133995 to use and exploit the respective Intellectual Property in connection with the products or services in question, which, in terms of content and scope, corresponds to the license grant under § 3 (3) to (6). § 5 COOPERATION REGARDING COMPANY INTELLECTUAL PROPERTY; POWER OF ATTORNEY. Upon the Company's reasonable request, Executive Director will support the Company, both during the term of the Service Agreement and thereafter, in the registration, maintenance, defense, or assertion of the Company Intellectual Property rights and will issue all declarations and do all acts that are required in such context. If the Company is unable to secure the signature of Executive Director for any declarations required in connection with the aforementioned measures, he hereby irrevocably authorizes the Company to make the respective declaration or do the relevant act on his behalf. § 6 USE OF OPEN SOURCE SOFTWARE. Executive Director assures that without the approval of the Company, either in writing or by email, he does not incorporate any software into the products or services of the Company in such a way as would necessitate the publication or licensing of the source codes of the software of the Company under any applicable GNU General Public License, a Lesser General Public License or a similar license. § 7 CONFLICTS OF INTEREST. Executive Director confirms that his work at the Company is not in conflict with any agreement with a former employer or with any agreement with a third party. § 8 REPRESENTATIONS AND WARRANTIES. Executive Director represents and warrants to the Company that he (i) is the sole owner of the Company Intellectual Property at the time of creation or development and has the right to transfer the Company Intellectual Property to the Company free of any third party rights and other encumbrances in rem of any kind whatsoever or, if this is not possible, to at least grant an exclusive right of use, (ii) will disclose Trade Secrets of third parties to the Company and, in the performance of the Service Agreement, use such Trade Secrets only to the extent permitted pursuant to § 2 (6), and (iii) will fully comply with the confidentiality obligations pursuant to § 2. § 9 NO ADDITIONAL REMUNERATION. (1) Unless otherwise expressly agreed herein, all rights assignments, granting of licenses, waivers, cooperation obligations and confidentiality obligations under this Exhibit A are deemed to be completely covered by the payments or other remuneration for services rendered for the Company pursuant to the Service Agreement. The payments and/or other remuneration also cover exploitation successes and any proceeds from sales and/or license agreements with third parties. This shall apply irrespective of whether it concerns Company Intellectual Property or Unrelated Intellectual Property. The provisions in Sections 32, 32a and 32c of the German Copyright Act (Urhebergesetz) remain unaffected. (2) With regard to the support rendered pursuant to § 5, the parties agree that Executive Director shall (i) during the term of the Service Agreement render such support during normal working hours and against no additional compensation, but shall be reimbursed for the reasonable and actual costs incurred by the submission of declarations or documents, if any, and (ii), after the term of the Service Agreement, receive a reasonable daily rate and/or, as the case may be, reimbursement for

5 sf-4133995 all reasonable and actual costs incurred as result of the Company’s request to submit declarations or documents, if any. § 10 GENERAL PROVISIONS. (1) This Exhibit A is an integral part of the Service Agreement. The regulations contained herein shall have precedence insofar as special terms are set out herein. (2) Provisions of this Exhibit A shall survive the termination of the Service Agreement to the extent explicitly provided herein or to the extent the nature of the rights or obligations require it. [end]